                                                                    EXHIBIT 4.26

================================================================================

                        COUNTRYWIDE FINANCIAL CORPORATION

                                    as Issuer

                                       and

                          COUNTRYWIDE HOME LOANS, INC.

                                  as Guarantor


                            --------------------------


                                    INDENTURE
                           Dated as of April 11, 2003

                            --------------------------

                              THE BANK OF NEW YORK

                                   as Trustee

                            --------------------------

                          SUBORDINATED DEBT SECURITIES

================================================================================

                        COUNTRYWIDE FINANCIAL CORPORATION

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                    AND INDENTURE, DATED AS OF April 11, 2003

ACT SECTION                                                                               INDENTURE SECTION
310(a)(1).......................................................................                           6.09
   (a)(2).......................................................................                           6.09
310(a)(3).......................................................................                           N.A.
   (a)(4).......................................................................                           N.A.
310(b)..........................................................................     6.08; 6.10(a), (b) and (d)
310(c)..........................................................................                           N.A.
311(a) and (b)..................................................................                           6.13
311(c)..........................................................................                           N.A.
312(a)..........................................................................                  4.01; 4.02(a)
312(b) and (c)..................................................................                4.02(b) and (c)
313(a)..........................................................................                        4.04(a)
313(b)..........................................................................                4.04(a) and (b)
313(c)..........................................................................                        4.04(a)
313(d)..........................................................................                        4.04(b)
314(a)..........................................................................                           4.03
314(b)..........................................................................                           N.A.
314(c)(1) and (2)...............................................................                          13.06
314(c)(3).......................................................................                           N.A.
314(d)..........................................................................                           N.A.
314(e)..........................................................................                          13.06
314(f)..........................................................................                           N.A.
315(a), (c) and (d).............................................................                           6.01
315(b)..........................................................................                           5.08
315(e)..........................................................................                           5.09
316(a)(1).......................................................................                           5.07
316(a)(2).......................................................................                        Omitted
316(a) last sentence............................................................                           7.04
316(b)..........................................................................                           5.04
317(a)..........................................................................                           5.02
317(b)..........................................................................                        3.04(a)
318(a)..........................................................................                          13.08

-------------------------
THIS RECONCILIATION AND TIE SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE PART OF THE INDENTURE.

                                TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
                                                             ARTICLE I
                                                            DEFINITIONS
SECTION 1.01. Definitions........................................................................................    1
         Additional Provisions...................................................................................    2
         Affiliate...............................................................................................    2
         Authenticating Agent....................................................................................    2
         Authorized Officer......................................................................................    2
         Bankruptcy Law..........................................................................................    2
         Board of Directors......................................................................................    2
         Board Resolution........................................................................................    2
         Business Day............................................................................................    2
         Certificate.............................................................................................    2
         Certificate of Authentication...........................................................................    3
         Commission..............................................................................................    3
         Common Securities.......................................................................................    3
         Common Securities Guarantee.............................................................................    3
         Company.................................................................................................    3
         Component...............................................................................................    3
         Conversion Date.........................................................................................    3
         Countrywide Trust.......................................................................................    3
         Custodian...............................................................................................    3
         Declaration.............................................................................................    4
         Default.................................................................................................    4
         Defaulted Interest......................................................................................    4
         Defeasance Agent........................................................................................    4
         Depositary..............................................................................................    4
         Discharged..............................................................................................    4
         Event of Default........................................................................................    4
         Exchange Act............................................................................................    4
         Exchange Rate...........................................................................................    4
         Exchange Rate Officers; Certificate.....................................................................    5
         Foreign Currency........................................................................................    5
         Global Security.........................................................................................    5
         Guarantee...............................................................................................    5
         Guarantor...............................................................................................    5
         Indenture...............................................................................................    5
         Institutional Trustee...................................................................................    6
         interest................................................................................................    6
         Interest Payment Date...................................................................................    6
         Mortgage................................................................................................    6
         Officers' Certificate...................................................................................    6
         Opinion of Counsel......................................................................................    6

              outstanding...................................................................................     6
              Person .......................................................................................     7
              Predecessor Security..........................................................................     7
              Preferred Securities..........................................................................     7
              Preferred Securities Guarantee................................................................     7
              principal office of the Trustee...............................................................     8
              Responsible Officer...........................................................................     8
              Security or Securities........................................................................     8
              Securityholder or holder of Securities........................................................     8
              Security Register.............................................................................     8
              Senior Indebtedness...........................................................................     8
              Stated Maturity...............................................................................     9
              Subsidiary....................................................................................     9
              Trustee ......................................................................................     9
              Trust Indenture Act...........................................................................     9
              Trust Securities..............................................................................     9
              U.S. Government Obligations...................................................................     9

                                   ARTICLE II
                                   SECURITIES

SECTION 2.01. Forms Generally...............................................................................    10
SECTION 2.02. Form of Trustee's Certificate of Authentication...............................................    10
SECTION 2.03. Amount Unlimited; Issuable in Series..........................................................    11
SECTION 2.04. Authentication and Dating.....................................................................    13
SECTION 2.05. Date and Denomination of Securities...........................................................    14
SECTION 2.06. Execution of Securities.......................................................................    16
SECTION 2.07. Exchange and Registration of Transfer of Securities...........................................    16
SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Securities...............................................    17
SECTION 2.09. Temporary Securities..........................................................................    18
SECTION 2.10. Cancellation of Securities Paid, etc..........................................................    18
SECTION 2.11. Global Securities.............................................................................    18
SECTION 2.12. CUSIP Numbers.................................................................................    19
SECTION 2.13. Unconditional Guarantees......................................................................    20
SECTION 2.14. Execution of Guarantee........................................................................    21
SECTION 2.15. Payment in Currencies.........................................................................    21
SECTION 2.16. Optional Extension of Stated Maturity.........................................................    23

                                   ARTICLE III
                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01. Payment of Principal, Premium and Interest....................................................    24
SECTION 3.02. Offices for Notices and Payments, etc.........................................................    24
SECTION 3.03. Appointments to Fill Vacancies in Trustee's Office............................................    25
SECTION 3.04. Provision as to Paying Agent..................................................................    25
SECTION 3.05. Certificate to Trustee........................................................................    26

SECTION 3.06. Compliance with Consolidation Provisions......................................................    26
SECTION 3.07. Limitation on Dividends.......................................................................    26
SECTION 3.08. Covenants as to Countrywide Trusts............................................................    27
SECTION 3.09. Notice of Default.............................................................................    27

                                   ARTICLE IV
        SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE
                                    TRUSTEE

SECTION 4.01. Securityholders' Lists........................................................................    27
SECTION 4.02. Preservation and Disclosure of Lists..........................................................    27
SECTION 4.03. Reports by Company............................................................................    29
SECTION 4.04. Reports by the Trustee........................................................................    30

                                    ARTICLE V
         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF
                                    DEFAULT

SECTION 5.01. Events of Default.............................................................................    30
SECTION 5.02. Payment of Securities on Default; Suit Therefor...............................................    32
SECTION 5.03. Application of Moneys Collected by Trustee....................................................    34
SECTION 5.04. Proceedings by Securityholders................................................................    34
SECTION 5.05. Proceedings by Trustee........................................................................    35
SECTION 5.06. Remedies Cumulative and Continuing............................................................    36
SECTION 5.07. Direction of Proceedings and Waiver of Defaults by
                 Majority of Securityholders................................................................    36
SECTION 5.08. Notice of Defaults............................................................................    37
SECTION 5.09. Undertaking to Pay Costs......................................................................    37

                                   ARTICLE VI
                             CONCERNING THE TRUSTEE

SECTION 6.01. Duties and Responsibilities of Trustee........................................................    38
SECTION 6.02. Reliance on Documents, Opinions, etc..........................................................    39
SECTION 6.03. No Responsibility for Recitals, etc...........................................................    41
SECTION 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer Agents
                 or Registrar May Own Securities............................................................    41
SECTION 6.05. Moneys to be Held in Trust....................................................................    41
SECTION 6.06. Compensation and Expenses of Trustee..........................................................    41
SECTION 6.07. Officers' Certificate as Evidence.............................................................    42
SECTION 6.08. Conflicting Interest of Trustee...............................................................    42
SECTION 6.09. Eligibility of Trustee........................................................................    42
SECTION 6.10. Resignation or Removal of Trustee.............................................................    43
SECTION 6.11. Acceptance by Successor Trustee...............................................................    44
SECTION 6.12. Succession by Merger, etc.....................................................................    45
SECTION 6.13. Limitation on Rights of Trustee as a Creditor.................................................    45
SECTION 6.14. Authenticating Agents.........................................................................    45

                                   ARTICLE VII
                         CONCERNING THE SECURITYHOLDERS

SECTION 7.01. Action by Securityholders.....................................................................    47
SECTION 7.02. Proof of Execution by Securityholders.........................................................    47
SECTION 7.03. Who Are Deemed Absolute Owners................................................................    48
SECTION 7.04. Securities Owned by Company or the Guarantor Deemed Not
                Outstanding.................................................................................    48
SECTION 7.05. Revocation of Consents; Future Holders Bound..................................................    48

                                  ARTICLE VIII
                            SECURITYHOLDERS' MEETINGS

SECTION 8.01. Purposes of Meetings..........................................................................    49
SECTION 8.02. Call of Meetings by Trustee...................................................................    49
SECTION 8.03. Call of Meetings by Company, Guarantor or Securityholders.....................................    49
SECTION 8.04. Qualifications for Voting.....................................................................    50
SECTION 8.05. Regulations...................................................................................    50
SECTION 8.06. Voting........................................................................................    50

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

SECTION 9.01. Supplemental Indentures without Consent of Securityholders....................................    51
SECTION 9.02. Supplemental Indentures with Consent of Securityholders.......................................    53
SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental
                Indentures..................................................................................    54
SECTION 9.04. Notation on Securities........................................................................    54
SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be
                Furnished Trustee...........................................................................    54

                                    ARTICLE X
                   CONSOLIDATION, MERGER, SALE AND CONVEYANCE

SECTION 10.01. Company May Consolidate, Etc., Only on Certain Terms.........................................    55
SECTION 10.02. Successor Corporation Substituted for Company................................................    55
SECTION 10.03. Guarantor May Consolidate, Etc., Only on Certain Terms.......................................    55
SECTION 10.04. Successor Corporation Substituted for Guarantor..............................................    56

                                   ARTICLE XI
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01. Discharge of Indenture.......................................................................    56
SECTION 11.02. Deposited Moneys and U.S. Government Obligations to be Held
                in Trust by Trustee.........................................................................    57
SECTION 11.03. Paying Agent to Repay Moneys Held............................................................    57
SECTION 11.04. Return of Unclaimed Moneys...................................................................    57
SECTION 11.05. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.............................    58

                                   ARTICLE XII
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND
                                   DIRECTORS

SECTION 12.01. Indenture and Securities Solely Corporate Obligations........................................    59

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

SECTION 13.01. Successors...................................................................................    60
SECTION 13.02. Official Acts by Successor Corporation.......................................................    60
SECTION 13.03. Surrender of Company Powers..................................................................    60
SECTION 13.04. Addresses for Notices, etc...................................................................    60
SECTION 13.05. Governing Law................................................................................    60
SECTION 13.06. Evidence of Compliance with Conditions Precedent.............................................    60
SECTION 13.07. Legal Holidays...............................................................................    61
SECTION 13.08. Trust Indenture Act to Control...............................................................    61
SECTION 13.09. Table of Contents, Headings, etc.............................................................    61
SECTION 13.10. Execution in Counterparts....................................................................    62
SECTION 13.11. Separability.................................................................................    62
SECTION 13.12. Assignment...................................................................................    62
SECTION 13.13. Acknowledgment of Rights.....................................................................    62

                                   ARTICLE XIV
          REDEMPTION OF SECURITIES--MANDATORY AND OPTIONAL SINKING
                                      FUND

SECTION 14.01. Applicability of Article.....................................................................    63
SECTION 14.02. Notice of Redemption; Selection of Debt Securities...........................................    63
SECTION 14.03. Payment of Securities Called for Redemption..................................................    64
SECTION 14.04. Mandatory and Optional Sinking Fund..........................................................    64

                                   ARTICLE XV
                           SUBORDINATION OF SECURITIES

SECTION 15.01. Agreement to Subordinate.....................................................................    66
SECTION 15.02. Default on Senior Indebtedness...............................................................    66
SECTION 15.03. Liquidation; Dissolution; Bankruptcy.........................................................    67
SECTION 15.04. Subrogation..................................................................................    68
SECTION 15.05. Trustee to Effectuate Subordination..........................................................    69
SECTION 15.06. Notice by the Company and the Guarantor......................................................    69
SECTION 15.07. Rights of the Trustee; Holders of Senior Indebtedness........................................    70
SECTION 15.08. Subordination May Not Be Impaired............................................................    70

                  THIS INDENTURE, dated as of April 11, 2003, among Countrywide Financial Corporation, a Delaware corporation (hereinafter sometimes called the "Company"), Countrywide Home Loans, Inc., a New York corporation (hereinafter sometimes called the "Guarantor"), and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes called the "Trustee"),

                              W I T N E S S E T H :

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue from time to time of its subordinated unsecured debentures, notes or other evidence of indebtedness to be issued in one or more series (the "Debt Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide the terms and conditions upon which the Debt Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

                  WHEREAS, for its lawful corporate purposes, the Guarantor has duly authorized the execution and delivery of this Indenture and deems it appropriate from time to time to issue its guarantee of the Debt Securities on the terms herein provided (the "Guarantees" and, together with the Debt Securities, the "Securities");

                  WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed;

                  NOW, THEREFORE, This Indenture Witnesseth:

                  In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company and the Guarantor covenant and agree with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities or of a series thereof, as follows:

                                    ARTICLE I

                                   DEFINITIONS

                   SECTION 1.01 Definitions.

                  The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Any reference to the singular includes the plural and vice versa (unless the context otherwise requires).

                  "Additional Provisions" shall have the meaning given to such term in Section 15.01.

                  "Affiliate" shall mean, with respect to a specified Person,
(a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person,
(c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

                  "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

                  "Authorized Officer" of a Person means the chairman of the board, the president, any senior managing director, any managing director, any vice president, the treasurer, the secretary, the comptroller, any assistant comptroller, any assistant treasurer, any assistant secretary or any other officer of such Person generally authorized to bind such Person.

                  "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

                  "Board of Directors" shall mean the board of directors or the executive committee or any other duly authorized designated officers of the Company or the Guarantor, as the case may be.

                  "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  "Business Day" shall mean, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or Los Angeles, California are authorized or obligated by law, executive order or regulation to remain closed or (i) with respect to Securities denominated in a Foreign Currency, in the city specified in the Board Resolution pursuant to Section 2.03 or (ii) with respect to Securities which will bear interest based on a specified percentage of London interbank offered quotations, a day which is also a day on which banks in London, England are open for business (including dealings in foreign exchange and foreign currency deposits).

                  "Certificate" shall mean a certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company or the Guarantor, as the case may be.

                  "Certificate of Authentication" shall mean the certificate issued by the Trustee or the Authenticating Agent as to the form of Security issued under the Indenture.

                  "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Securities" shall mean undivided beneficial interests in the assets of a Countrywide Trust which rank pari passu with Preferred Securities issued by such Countrywide Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

                  "Common Securities Guarantee" shall mean, in respect of any Countrywide Trust, any guarantee that the Company may enter into with any Person or Persons and that operates directly or indirectly for the benefit of holders of Common Securities of such Countrywide Trust.

                  "Company" shall mean Countrywide Financial Corporation, a corporation duly organized and existing under the laws of the State of Delaware, and, subject to the provisions of Article X hereof, shall include its successors and assigns.

                  "Component", with respect to a composite currency, shall mean the currency amounts that are components of such composite currency on the Conversion Date with respect to such composite currency. If the official unit of any component currency is altered by way of combination or subdivision, the amount of such currency in the Component shall be proportionately divided or multiplied. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such Conversion Date any component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former component currency divided by the number of currencies into which such component currency was divided, and such amounts shall thereafter be Components.

                  "Conversion Date" shall have the meaning given to such term in
Section 2.15(d)(ii).

                  "Countrywide Trust" shall mean a Delaware statutory trust, or any other similar trust created for the purpose of issuing securities in connection with the issuance of Securities under this Indenture, the Common Securities of which are owned, directly or indirectly, by the Company.

                  "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

                  "Debt Security". or "Debt Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any debt security or debt securities, as the case may be, authenticated and delivered under this Indenture.

                  "Declaration", with respect to a Countrywide Trust, shall mean the Amended and Restated Declaration of Trust of such Countrywide Trust.

                  "Default" shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulted Interest" shall have the meaning given to such term in Section 2.05.

                  "Defeasance Agent" shall have the meaning given to such term in Section 11.05(c).

                  "Depositary" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.03 or 2.11.

                  "Discharged" shall have the meaning given to such term in
Section 11.05(b).

                  "Event of Default" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Exchange Rate" shall mean, unless otherwise specified in accordance with Section 2.03, (a) with respect to Dollars in which payment is to be made on a series of Debt Securities denominated in a composite currency, the exchange rate between Dollars and such composite currency reported by the agency or organization, if any, designated pursuant to Section 2.03(a)(10) on the applicable record date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Stated Maturity of an installment of principal, or on such other date provided herein, as the case may be; (b) with respect to Dollars in which payment is to be made on a series of Debt Securities denominated in a Foreign Currency, the noon Dollar buying rate for that currency for cable transfers quoted by the exchange rate agent in The City of New York on the record date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Stated Maturity of an installment of principal, or on such other date provided herein, as the case maybe, as certified for customs purposes by the Federal Reserve Bank of New York and (c) with respect to Foreign Currency in which payment is to be made on a series of Debt Securities converted into Dollars pursuant to Section 2.15(d), the noon Dollar selling rate for that currency for cable transfers quoted by the exchange rate agent in The City of New York on the second Business Day preceding an Interest Payment Date or the second Business Day preceding the Stated Maturity of an installment of principal, or on such other date provided herein, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York. If for any reason such rates are not available with respect to one or more currencies for which an Exchange Rate is required, the Company shall use such quotation of the

Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more commercial banks in The City of New York or in the country of issue of the currency in question, or such other quotations as the Company, in each case, shall deem appropriate. If there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be the largest market upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

                  "Exchange Rate Officers' Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Debt Securities, shall mean a certificate setting forth the applicable Exchange Rate as of the record date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Stated Maturity of an installment of principal, as the case may be, and the amounts payable in Dollars in respect of the principal of (and premium, if any) and interest on Debt Securities denominated in any Foreign Currency, and signed by the Chairman of the Board, the President, any Vice President, any Assistant Vice President, the Treasurer, any Assistant Treasurer, the Controller or any Assistant Controller of the Company and delivered to the Trustee.

                  "Foreign Currency" shall mean any currency, currency unit or composite currency, including, without limitation, the euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

                  "Global Security" shall mean, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

                  "Guarantee" shall mean the agreement of the Guarantor, in the form set forth in Section 2.13 hereof, to be endorsed on the Debt Securities authenticated and delivered under this Indenture.

                  "Guarantor" shall mean Countrywide Home Loans, Inc., a New York corporation.

                  "Indenture" shall mean, with respect to each series of Securities for which a Person is acting as Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by
Section 2.03, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

                  "Institutional Trustee" shall have the meaning set forth in the Declaration of the applicable Countrywide Trust.

                  "interest" shall mean, when used with respect to noninterest bearing Securities, interest payable after the Stated Maturity.

                  "Interest Payment Date", when used with respect to any installment of interest on a Debt Security of a particular series, shall mean the date specified in such Debt Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the Stated Maturity of an installment of interest with respect to Debt Securities of that series.

                  "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                  "Officers' Certificate" shall mean a certificate signed by two Authorized Officers, one of whom must be the principal financial officer, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 13.06 if and to the extent provided by the provisions of such Section.

                  "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel experienced in the matters as to which such opinion is being delivered, who may be an employee of or counsel to the Company or the Guarantor, or may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.06 if and to the extent required by the provisions of such Section.

                  The term "outstanding", when used with reference to Debt Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Debt Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

                  (a) Debt Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

                  (b) Debt Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Debt Securities, or portions thereof, are to be redeemed prior to the Stated Maturity thereof, notice of such redemption shall have been given as provided in
                           Article XIV or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Debt Securities paid pursuant to Section 2.08 or in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a protected purchaser (within the meaning of Article 8 of the Uniform Commercial Code) in whose hands such Debt Securities are valid obligations of the Company.

provided, however, that in determining whether the holders of the requisite principal amount of Debt Securities outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Securityholders for quorum purposes, (i) the principal amount of a Security denominated in a Foreign Currency shall be deemed to have a principal amount determined by an exchange rate agent (as evidenced by a certificate of such exchange rate agent) by converting the principal amount of such Debt Security in the Foreign Currency in which such Debt Security is denominated into Dollars at the Exchange Rate as of 9:00 A.M., New York time, on the date such request, demand, authorization, direction, notice, consent or waiver is delivered to the Trustee and, where it is hereby expressly required, to the Company (or, if there is no such rate on such date for the reasons specified in Section 2.15(d)(i) of the Indenture, such rate on the rate specified in such Section), and (ii) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or such other obligor, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer actually knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any coupons appertaining thereto or an Affiliate of the Company, the Guarantor or such other obligor.

                  "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt and guarantee and as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 2.08 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt and guarantee as the lost, destroyed or stolen Security.

                  "Preferred Securities" shall mean undivided beneficial interests in the assets of a Countrywide Trust which rank pari passu with Common Securities issued by such Countrywide Trust whether or not designated for the purposes of identification as preferred securities or capital securities; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

                  "Preferred Securities Guarantee" shall mean, in respect of any Countrywide Trust, any guarantee that the Company may enter into with The Bank of New York or other

Persons that operates directly or indirectly for the benefit of holders of Preferred Securities of such Countrywide Trust.

                  "principal office of the Trustee", or other similar term, shall mean the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered.

                  "Responsible Officer", when used with respect to the Trustee, shall mean an officer within the corporate trust department of the Trustee, who shall have direct responsibility for the administration of the Declaration and any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Security" or "Securities" shall have the meaning stated in the second recital of this Indenture and more particularly shall mean any Debt Security or Debt Securities, as the case may be, with a Guarantee endorsed thereon.

                  "Securityholder" or "holder of Securities", or other similar terms, shall mean any Person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

                  "Security Register" shall have the meaning given to such term in Section 2.07.

                  "Senior Indebtedness" means, with respect to the Company or the Guarantor, as the case may be, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and
(B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor; (ii) all capital lease obligations of such obligor; (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);
(iv) all obligations of such obligor for the reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction; (v) all obligations of such obligor to make payment or delivery pursuant to the terms of financial instruments such as (a) securities contracts and foreign currency exchange contracts, (b) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, commodity option contracts and (c) in the case of both (a) and (b) above, similar financial instruments, (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except that Senior Indebtedness shall not include (1) any such indebtedness that contains express terms, or is issued under a deed, indenture or other instrument that contains express terms, providing that it is subordinate to or ranks pari passu with the Securities, and
(2) any indebtedness between or among the Company or the Guarantor and any of its Affiliates, including all other debt securities and guarantees in respect of those debt securities, in any case issued by the Company or the Guarantor to (x) any Countrywide Trust (including Countrywide Capital I and Countrywide

Capital III) or a trustee of such Trust or (y) any other trust, or a trustee of such trust, partnership or other entity affiliated with the Company or the Guarantor, as the case may be, which is a financing vehicle of the Company or the Guarantor, as the case may be (a "Financing Entity"), in connection with the issuance by such Financing Entity of preferred securities of a similar nature to the Preferred Securities or of other securities that rank pari passu with, or junior to, the Preferred Securities (including, without limitation, in the case of the Guarantor, the 8% Junior Subordinated Deferrable Interest Debentures due December 15, 2026 issued by the Guarantor to Countrywide Capital I and the 8.05% Junior Subordinated Debentures due June 15, 2027, Series B, issued by the Guarantor to Countrywide Capital III (the "Previously Issued Trust Debentures"), together with, in the case of the Company, the related guarantees by the Company issued in connection with the Previously Issued Trust Debentures). All Senior Indebtedness will continue to be Senior Indebtedness for all purposes hereunder and shall be entitled to the benefits of the subordination provisions hereof regardless of any amendment, modification or waiver of any of the terms thereof.

                  "Stated Maturity" with respect to any Security or any installment of principal thereof or interest thereon, shall mean the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                  "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder. The term "Trustee" as used with respect to a particular series of Securities shall mean the trustee with respect to that series.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as in force at the date of execution of this Indenture.

                  "Trust Securities" shall mean Common Securities and Preferred Securities of a Countrywide Trust.

                  "U.S. Government Obligations" shall mean securities that are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                   ARTICLE II

                                   SECURITIES

                  SECTION 2.01 Forms Generally.

                  The Securities of each series and the Guarantee relating thereto shall be in substantially the form as shall be established by or pursuant to a Board Resolution and as set forth in an Officers' Certificate of the Company and the Guarantor or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  In the event the Securities are issued in definitive form pursuant to this Indenture, such Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.02 Form of Trustee's Certificate of Authentication.

                  The Trustee's Certificate of Authentication on all Debt Securities shall be in substantially the following form:

                  This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                  The Bank of New York, as Trustee

                  By: _________________________________
                            Authorized Signatory

                  SECTION 2.03 Amount Unlimited; Issuable in Series.

                  (a) The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Debt Securities may be issued in one or more series up to the aggregate principal amount of Debt Securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Debt Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company and set forth in an Officers' Certificate of the Company or established in one or more indentures supplemental:

                  (1) the title of the Debt Securities of the series (which shall distinguish Debt Securities of the series from all other Debt Securities);

                  (2) any limit upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.07, 2.08, 2.09, 9.04 or 14.03);

                  (3) the date or dates on which the principal of and premium, if any, on the Debt Securities of the series is payable and the right, if any, to extend the date or dates of such payment;

                  (4) the rate or rates at which the Debt Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates and the record dates for the determination of holders to whom interest is payable on any such Interest Payment Dates;

                  (5) the place or places where the principal of, and premium, if any, and any interest on Debt Securities of the series shall be payable;

                  (6) the right, if any, to extend the interest payment periods and the duration of such extension;

                  (7) the price or prices at which, the period or periods within which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise:

                  (8) the obligation, if any, of the Company to redeem, purchase or repay Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

                  (10) (A) the currency of denomination of the Debt Securities of any series, which may be in Dollars or any Foreign Currency, (B) if such Debt Securities are denominated in a Foreign Currency which is a composite currency, the agency or organization, if any, responsible for overseeing such composite currency and (C) if such Debt Securities are denominated in a Foreign Currency other than a composite currency, the capital city of the country of such Foreign Currency;

                  (11) the designation of the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Debt Securities of the series will be made, and, if such currency or currencies is a Foreign Currency, whether payment of the principal (and premium, if any) or the interest on such Debt Securities, at the election of a Securityholder thereof, may instead be payable in Dollars and the terms and conditions upon which such election may be made;

                  (12) any Events of Default with respect to the Debt Securities of a particular series, if not set forth herein;

                  (13) the form of the Securities of the series including the form of the Certificate of Authentication of such series;

                  (14) any trustee, authenticating or paying agents, exchange rate agent, warrant agents, transfer agents or registrars with respect to the Debt Securities of such series;

                  (15) whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Debt Securities of such series in the manner provided in Section 2.07, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in
         Section 2.07, and any other terms of the series relating to the global nature of the Global Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest or premium, if any, thereon;

                  (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

                  (b) Prior to the issuance of any of the Guarantees, the exact form and terms of such Guarantees, which shall comply with the terms of
Section 2.13 hereof and contain such additional terms as are permitted by this Indenture, shall be established by an Officers' Certificate of the Guarantor or in an indenture supplemental hereto.

                  SECTION 2.04 Authentication and Dating.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series executed by the Company, together with the Guarantees endorsed thereon executed by the Guarantor, to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, President, one of its Managing Directors or one of its Vice Presidents and by its Treasurer or any Assistant Treasurer, without any further action by the Company hereunder. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

                  (1) a copy of any Board Resolution or Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company or the Guarantor as the case may be;

                  (2)      an executed supplemental indenture, if any;

                  (3) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections 2.01 and 2.03, respectively; and

                  (4)      an Opinion of Counsel prepared in accordance with
         Section 13.06 which shall also state:

                           (a) that the form of such Securities has been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
                                    Section 2.01 in conformity with the
                                    provisions of this Indenture;

                           (b) that the terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
                                    Section 2.03 in conformity with the
                                    provisions of this Indenture;

                           (c)      that (i) such Debt Securities, when
                                    authenticated and delivered by the Trustee and issued by the Company and (ii) such Guarantees, when issued by the Guarantor, in each case in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantor, respectively;

                           (d) that all laws and requirements in respect of the execution and delivery by the Company and the Guarantor of the Debt Securities and the Guarantees, respectively, have been complied with and that authentication and delivery of the Securities by the Trustee will not violate the terms of the Indenture; and

                           (e) such other matters as the Trustee may reasonably request.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing holders.

                  No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debt Security a Certificate of Authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits under this Indenture.

                  SECTION 2.05 Date and Denomination of Securities.

                  The Securities shall be issuable in such form and in such denominations as shall be specified as contemplated by Section 2.03. Securities denominated in a Foreign Currency shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

                  Every Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on such dates, in each case, as contemplated by Section 2.03. The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 14.03.

                  Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for any Security of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

                  (1) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Unless otherwise set forth in a Board Resolution of the Company or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.03 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.03 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.03 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

                  Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

                   SECTION 2.06 Execution of Securities.

                  The Securities shall be signed in the name and on behalf of the Company by, and the Guarantees endorsed thereon shall be signed on behalf of the Guarantor by, the facsimile signature of its Chairman of the Board of Directors, President, one of its Managing Directors or one of its Vice Presidents and by the facsimile signature of its Treasurer or one of its Assistant Treasurers, by facsimile or otherwise, and which need not be attested. Only such Securities as shall bear thereon a Certificate of Authentication substantially in the form hereinbefore recited, executed by the Trustee or the Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Security executed by the Company and the Guarantor shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  In case any officer of the Company or the Guarantor who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Securities had not ceased to be such officer of the Company or the Guarantor, as the case may be; and any Security may be signed on behalf of the Company or the Guarantor by such Persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company or the Guarantor, as the case may be, although at the date of the execution of this Indenture any such person was not such an officer.

                   SECTION 2.07 Exchange and Registration of Transfer of
                                Securities.

                  Subject to Section 2.03(a)(15), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged may be surrendered at the principal corporate trust office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in
Section 3.02, and the Company and the Guarantor shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Security of any series at the principal corporate trust office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.02, the Company and the Guarantor shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Security by the Trustee or by any agent of the Company appointed pursuant to Section 3.02, and delivery of such Security, shall be deemed to complete the registration or registration of transfer of such Security.

                  The Company or the Trustee shall keep, at the principal corporate trust office of the Trustee, a register (the "Security Register") for each series of Securities issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company or the Trustee shall register all Securities and shall register the transfer of all Securities as in this Article II provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

                  All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company, the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee or the Authenticating Agent duly executed by, the holder of such Security or his attorney duly authorized in writing.

                  No service charge shall be made for any exchange or registration of transfer of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

                  The Company or the Trustee shall not be required to exchange or register a transfer of (a) any Security for a period of 15 days next preceding the date of mailing of a notice of redemption of Securities of such series, or (b) any Securities of any series selected, called or being called for redemption in whole or in part, except in the case of any Securities of any series to be redeemed in part, the portion thereof not so to be redeemed.

                  SECTION 2.08 Mutilated, Destroyed, Lost or Stolen Securities.

                  In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company and the Guarantor shall execute, and upon its request the Trustee shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Guarantor and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                  The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

                  Every substituted Security of any series issued pursuant to the provisions of this Section 2.08 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company or the Guarantor, as the case may be, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other

Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 2.09 Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company and the Guarantor may execute and the Trustee shall authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and the Guarantor and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company and the Guarantor will execute and deliver to the Trustee or the Authenticating Agent definitive Securities and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the principal corporate trust office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 3.02, and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of such definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

                  SECTION 2.10 Cancellation of Securities Paid, etc.

                  All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company, the Guarantor or any paying agent, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Securities cancelled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall dispose of all cancelled Securities in accordance with its customary procedures. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

                  SECTION 2.11 Global Securities.

                  (a)      If the Company shall establish pursuant to Section
2.03 that the Securities of a particular series are to be issued as a Global Security, then the Company and the Guarantor shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the outstanding Securities of such series,
(ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

                  (b) Notwithstanding the provisions of Section 2.07, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.07, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

                  (c) Except as otherwise provided in or pursuant to this Indenture, Securities of any series shall be exchangeable for Securities in definitive registered form only if (i) the Depositary for such series notifies the Company that it is unwilling or unable to continue as Depositary for such series and a successor Depositary for such series is not appointed by the Company within 90 days of the date the Company is so informed in writing or becomes aware of such condition, (ii) the Depository for such series ceases to be a "clearing agency" registered under the Exchange Act, (iii) an Event of Default has occurred and is continuing with respect to Securities of any series, or (iv) the Company, in its sole discretion decides to allow some or all of the Securities represented by a Global Security to be exchanged for definitive Securities in registered form. Upon the occurrence of any of (i) through (iv) above, the Company and the Guarantor will execute, and subject to Section 2.07, the Trustee will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, in the event the Company decides that some or all of the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to such Securities of such series, the Company and the Guarantor will execute and, subject to Section 2.07, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

                  SECTION 2.12 CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                  SECTION 2.13 Unconditional Guarantees.

                  The Guarantee relating to any series of Securities issued and authenticated hereunder shall be, unless otherwise set forth in an Officers' Certificate pursuant to Section 2.01, substantially as set forth below:

                  "FOR VALUE RECEIVED, the Guarantor hereby fully and unconditionally guarantees to the holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, sinking fund payment, if any, premium, if any, or interest on said Security, when and as the same shall become due and payable, whether at the maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

                  The Guarantor agrees to determine, at least one Business Day prior to the date upon which a payment of principal of, sinking fund payment, if any, premium, if any, or interest on said Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, sinking fund payment, if any, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, or otherwise, and as if such payment were made by the Company.

                  The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable, and absolute, irrespective of the validity, regularity, or enforceability of said Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the holder of said Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

                  The Guarantor shall be subrogated to all rights of the holder of said Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

                  Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is paid by such holder to such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantor hereunder shall remain in full force and effect.

                  The obligations of the Guarantor under this Guarantee are, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto.

                  Each holder of the Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder of the Security upon which this Guarantee is endorsed, by his or her acceptance thereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each holder upon said provisions.

                  This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until the Certificate of Authentication on such Security shall have been signed by the Trustee (or the Authentication Agent).

                  This Guarantee shall be governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, Countrywide Home Loans, Inc. has caused this Guarantee to be signed in its corporate name by the facsimile signature of two of its officers thereunto duly authorized."

                  SECTION 2.14 Execution of Guarantee.

                  To evidence the Guarantee to the Securityholders specified in
Section 2.13, the Guarantor hereby agrees to execute the Guarantees, in substantially the form above recited, to be endorsed on each Security authenticated and delivered by the Trustee (or the Authenticating Agent). Each such Guarantee shall be signed on behalf of the Guarantor as set forth in
Section 2.06 to the authentication of the Security on which it is endorsed and the delivery of such Security by the Trustee (or the Authenticating Agent), after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

                  SECTION 2.15 Payment in Currencies.

                  (a) Payment of the principal of (and premium, if any) and interest on the Debt Securities of any series shall be made in the currency or currencies specified pursuant to Section 2.03; provided that in the case of Debt Securities of a series denominated in one or more Foreign Currencies the holder of a Debt Security of such series may elect to receive such payment in Dollars if authorized pursuant to Section 2.03(a)(11).

                  A Securityholder may make such election by delivering to the Trustee a written notice thereof, substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee, not later than the close of business on the record date immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding the Stated Maturity of an installment of principal, as the case may be. Such election shall remain in effect with respect to such holder until such holder delivers to the Trustee a written notice rescinding such election, provided that any such notice must be delivered to the Trustee not later than the close of business on the record date immediately preceding the next Interest Payment Date or the fifteenth day immediately preceding the Stated Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and provided, further, that no such rescission may be made with respect to payments to be made on any Debt Security with respect to which notice of redemption has been given by the Company pursuant to Article XIV.

                  (b) If at least one holder has made the election referred to in subsection (a) above to receive payments in Dollars on a series of Debt Securities denominated in one or more Foreign Currencies, then the Trustee shall deliver to the Company, not later than the fourth Business Day after the record date with respect to an Interest Payment Date or the tenth day immediately preceding the Stated Maturity of an installment of principal, as the case may be, a written notice specifying the amount of principal of (and premium, if any) and interest on such series of Debt Securities to be paid in Dollars on such payment date.

                  (c)      Except as otherwise specified as contemplated by
Section 2.03 hereof, if at least one holder has made the election referred to in subsection (a) above to receive payments in Dollars on a series of Debt Securities denominated in one or more Foreign Currencies, then the amount receivable by holders of a series of Debt Securities who have elected payment in Dollars shall be determined by the Company on the basis of the applicable Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate. The Company shall deliver, not later than the eighth day following each record date or the sixth day immediately preceding the Stated Maturity of an installment of principal, as the case may be, to the Trustee an Exchange Rate Officer's Certificate in respect of the payments to be made to such holders on such payment date.

                  (d) (i) If the Foreign Currency in which a series of Debt Securities is denominated is not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, then with respect to each date for the payment of principal of (and premium, if any) and interest on such series of Debt Securities occurring after the final date on which the Foreign Currency was so used, all payments with respect to the Debt Securities of any such series shall be made in Dollars. If payment is to be made in Dollars to the holders of any such series of Debt Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Company to the Trustee and by the Trustee or any paying agent to holders shall be determined by an exchange rate agent and shall be equal to the sum obtained by converting the specified Foreign Currency into Dollars at the applicable Exchange Rate, or if no rate is quoted for such Foreign Currency, the last date such rate is quoted.

                  (ii) If any composite currency in which a Debt Security is denominated or payable ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, then with respect to each date for the payment of principal of (and premium, if any) and interest on a series of Debt Securities denominated in such composite currency (the "Conversion Date") occurring after the last date on which the composite currency was so used, all payments with respect to the Debt Securities of any such series shall be made in Dollars. If payment with respect to Debt Securities of a series denominated in a composite currency is to be made in Dollars pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Company to the Trustee and by the Trustee or any paying agent to holders shall be determined by an exchange rate agent and shall be equal to the sum of the amounts obtained by converting each Component of such composite currency into Dollars at its respective Exchange Rate, multiplied by the number of units of the composite currency that would have been so paid had the composite currency not ceased to be so used.

                  (e) All decisions and determinations of an exchange rate agent regarding the Exchange Rate or conversion of Foreign Currency (other than a composite currency) into Dollars pursuant to subsection (d)(i) above or the conversion of a composite currency into Dollars pursuant to subsection (d)(ii) shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee, any paying agent and all holders of the Debt Securities. If a Foreign Currency (other than a composite currency) in which payment of a series of Debt Securities may be made, pursuant to subsection (a) above, is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Securityholders) specifying the last date on which the Foreign Currency was used for the payment of principal of (and premium, if any) or interest on such series of Debt Securities. In the event any composite currency in which a Debt Security is denominated or payable ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Securityholders). In the event of any subsequent change in any Component, the Company, after learning thereof, will give notice to the Trustee similarly (and the Trustee promptly thereafter will give notice to the Securityholders). The Trustee shall be fully justified and protected in relying and acting upon the information so received by it from the Company and shall not otherwise have any duty or obligation to determine such information independently.

                  SECTION 2.16 Optional Extension of Stated Maturity.

                  If specified as contemplated by Section 2.03 with respect to the Securities of a particular series, the Company and the Guarantor shall have the right to (a) change the Stated Maturity of the principal of the Securities of such series upon the dissolution of the applicable Countrywide Trust and the exchange of such Securities for the Preferred Securities of such Countrywide Trust, or (b) extend the Stated Maturity of the principal of the Securities of such series; provided that, at the time any election to extend such Stated Maturity is made and at the time of such extension, (i) neither the Company nor the Guarantor is in bankruptcy, otherwise insolvent or in liquidation, (ii) neither the Company nor the Guarantor is in default in the payment of any interest or principal on the Debt Securities of such series or under the Guarantee in respect thereof, as the case may be, and no deferred interest payments thereon have accrued, (iii) the applicable Countrywide Trust is not in arrears on payments of Distributions on its Preferred Securities and no deferred Distributions thereon have accumulated, (iv) the Securities of such series are rated not less than BBB+ by Standard & Poor's Ratings Services or Baa1 by Moody's Investors Service, Inc. or the equivalent by any other nationally recognized statistical rating organization and (v) the extended Stated Maturity is no later than the 49th anniversary of the initial issuance of the Preferred Securities of the applicable Countrywide Trust; provided, further, that, if the Company exercises its right to dissolve the applicable Countrywide Trust and exchange the Securities of such series for the Preferred Securities of such Countrywide Trust as specified in clause (a) above, any changed Stated Maturity of the principal of the Securities of such series shall be no earlier than the date that is five years after the initial issue date of the Preferred Securities and no later than the date 30 years (plus an extended term of up to an additional 19 years if the above-referenced conditions are satisfied) after the initial issue date of the Preferred Securities of the applicable Countrywide Trust.

                                  ARTICLE III

                       PARTICULAR COVENANTS OF THE COMPANY

                  SECTION 3.01 Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Debt Securities of that series at the place, at the respective times and in the manner provided in such Debt Securities. At the option of the Company, each installment of interest on the Debt Securities of any series may be paid (i) by mailing checks for such interest payable to the order of the holders of Debt Securities entitled thereto as they appear on the Security Register or (ii) if so specified with respect to the Securities of such series as contemplated by
Section 2.03, by wire transfer to any account designated by the holder of Debt Securities entitled thereto.

                  SECTION 3.02 Offices for Notices and Payments, etc.

                  So long as any of the Securities remain outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities of each series may be presented for payment, an office or agency where the Securities of that series may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities of that series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.03, such office or agency for all of the above purposes shall be the office or agency of the Trustee. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal corporate trust office of the Trustee.

                  In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

                  SECTION 3.03 Appointments to Fill Vacancies in Trustee's
Office.

                  The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                  SECTION 3.04 Provision as to Paying Agent.

                  (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this
Section 3.04,

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of, and premium, if any, or interest, if any, on, the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series; and

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of, and premium, if any, or interest, if any, on, the Securities of such series when the same shall be due and payable.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest, if any, on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities of such series) to make any payment of the principal of, and premium, if any, or interest, if any, on, the Securities of such series when the same shall become due and payable.

                  (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay, or cause to be paid to the Trustee all sums held in trust for any such series by the Company or any such paying agent, such sums to be held by the Trustee upon the trusts herein contained.

                  (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section
3.04 is subject to Sections 11.03 and 11.04.

                  SECTION 3.05 Certificate to Trustee.

                  The Company will deliver to the Trustee within 120 days after the end of each fiscal year, commencing with the first calendar year of the issuance of Securities of any series under this Indenture, so long as Securities of any series are outstanding hereunder, a Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof, all without regard to periods of grace or notice requirements.

                  SECTION 3.06 Compliance with Consolidation Provisions.

                  Neither the Company nor the Guarantor will, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other company unless the provisions of Article X hereof are complied with.

                  SECTION 3.07 Limitation on Dividends.

                  If Securities are issued to a Countrywide Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Countrywide Trust and (i) there shall have occurred and be continuing an Event of Default or (ii) the Guarantor shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee or Common Securities Guarantee relating to such Countrywide Trust, then (a) neither the Guarantor nor the Company shall declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Company or the Guarantor in connection with the satisfaction by the Company or the Guarantor of its obligations under any employee benefit plans or any other contractual obligation of the Company (other than a contractual obligation ranking pari passu with or junior to the Securities or the Guarantee, in the respective cases of the Company or the Guarantor), (ii) as a result of a reclassification of the Company's or the Guarantor's capital stock or the exchange or conversion of one class or series of the Company's or the Guarantor's capital stock for another class or series of the Company's or the Guarantor's capital stock, (iii) the purchase of fractional interests in shares of the Company's or the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (iv) dividends and distributions made on the capital stock of the Company or the Guarantor or rights to acquire such capital stock with capital stock of the Company or the Guarantor or other rights to acquire such capital stock), (b) the Guarantor and the Company shall not make any payment of interest, principal or premium, if any, on, or repay, repurchase or redeem any debt securities issued by the Guarantor or the Company which rank pari passu with or junior to such Securities or the Guarantee, in the respective cases of the Company or the Guarantor and
(c) the Guarantor and the Company shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee or the Guarantee).

                  SECTION 3.08 Covenants as to Countrywide Trusts.

                  In the event Securities are issued to a Countrywide Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Countrywide Trust, for so long as such Trust Securities remain outstanding, the Company will (i) maintain 100% direct or indirect ownership of the Common Securities of such Countrywide Trust; provided, however, that any permitted successor of the Company under this Indenture may succeed to the Company's ownership of the Common Securities, (ii) use its reasonable efforts to cause such Countrywide Trust (a) to remain a statutory trust, except in connection with a distribution of Securities to the holders of Trust Securities in liquidation of such Countrywide Trust, the redemption of all of the Trust Securities of such Countrywide Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Countrywide Trust, and (b) to otherwise continue not to be treated as either an association taxable as a corporation or a partnership for United States Federal income tax purposes and (iii) use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Securities.

                  SECTION 3.09 Notice of Default.

                  The Company or the Guarantor shall file with the Trustee written notice of the occurrence of any Event of Default within 5 Business Days of its becoming aware of any such Event of Default.

                                   ARTICLE IV

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

                  SECTION 4.01 Securityholders' Lists.

                  The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

                  (a) on each regular record date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Securities as of such record date (and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year); and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; except that no such lists need be furnished under this Section 4.01 so long as the Trustee is in possession thereof by reason of its acting as Security registrar for such series.

                  SECTION 4.02 Preservation and Disclosure of Lists.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of

Securities (1) contained in the most recent list furnished to it as provided in
Section 4.01 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

                  (b) In case three or more holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or with holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five Business Days after the receipt of such application, at its election, either:

                  (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

                  (2) inform such applicants as to the approximate number of holders of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
         Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

                  SECTION 4.03 Reports by Company.

                  (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Company covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.03 as may be required by rules and regulations prescribed from time to time by the Commission.

                  (d) The Company covenants and agrees to furnish to the Trustee within 120 days of the end of each fiscal year, the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act.

                  (e) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 4.04 Reports by the Trustee.

                  (a) The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each April 15 following the date of this Indenture deliver to Securityholders a brief report, dated as of such April 15, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

                                   ARTICLE V

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

                  SECTION 5.01 Events of Default.

                  "Event of Default", with respect to any series of Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series:

                  (a) the Company or the Guarantor defaults in the payment of any interest upon any Securities of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any particular series of Securities established as contemplated in this Indenture shall not constitute a default in the payment of interest for this purpose; or

                  (b) the Company or the Guarantor defaults in the payment of all or any part of the principal of, or premium, if any, on, any Securities of that series as and when the same shall become due and payable either at the Stated Maturity of the principal amount of the Securities, upon redemption (including redemption for any sinking fund), by declaration or otherwise; provided, however, that a valid extension of the Stated Maturity of such Securities in accordance with the terms of any particular series of Securities established as contemplated in this Indenture shall not constitute a default in the payment of principal or premium, if any, for this purpose; or

                  (c) the Company or the Guarantor defaults in the performance, or breach, of any of its covenants or warranties in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than those set forth exclusively in terms of any particular series of Securities established as contemplated in this Indenture), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the holders of at least 25% in principal amount of the outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (e) the Company or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or the Guarantor or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (f) in the event Securities are issued to a Countrywide Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Countrywide Trust, such Countrywide Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of Securities to holders of Trust Securities in liquidation of their interests in such Countrywide Trust, (ii) the redemption of all of the outstanding Trust Securities of such Countrywide Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Countrywide Trust.

                  If an Event of Default occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding hereunder, by notice in writing to the Company and the Guarantor, may declare the entire principal of all Securities of that series and the interest accrued thereon, if any, and any other amounts payable hereunder to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that if subject Event of Default arises under subparagraphs (d) or (e) of this Section 5.01, the principal of all Securities of that series and the interest accrued thereon, including any Compound Interest or Additional Interest, if any, and any other amounts payable hereunder will automatically become immediately due and payable.

                  The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company or the Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities of such series (or at the respective rates of interest of all the Securities, as the case may be), to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of or premium, if any, on Securities which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided in this Indenture, then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series (or with respect to all Securities, as the case may be, in such case, treated as a single class) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantor, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Guarantor, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

                   SECTION 5.02 Payment of Securities on Default; Suit Therefor.

                  The Company and the Guarantor covenant that (a) in case an Event of Default under Section 5.01(a), (b), (c) or (f) shall have occurred and be continuing, then, upon demand of the Trustee, the Company or the Guarantor will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by a Countrywide Trust or a trustee of such Trust, without duplication of any other amounts paid by the Guarantor or such Countrywide Trust or a trustee in respect thereof) upon the overdue installments of interest at the rate borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

                  In case the Company or the Guarantor shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or the Guarantor or any other obligor on such Securities and collect in the manner provided by law out of the property of the Company or the Guarantor or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

                  If an Event of Default under Section 5.01(d) or (e) shall have occurred, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Company or the Guarantor or any other obligor on the Securities of any series, or to the creditors or property of the Company or the Guarantor or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities or any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                  All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

                  SECTION 5.03 Application of Moneys Collected by Trustee.

                  Any moneys collected by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  First: To the payment of costs and expenses of collection applicable to such series and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

                  Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XV hereof; and

                  Third: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any), and interest on the Securities of such series, in respect of which or for the benefit of which money has been collected, ratably, without preference or priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively. The holders of each series of Securities denominated in a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by an exchange rate agent by converting the principal amount outstanding of such series of Securities in the currency in which such series of Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Stated Maturity of the Securities (or, if there is no such rate on such date for the reasons specified in Section 2.15(d) of the Indenture, such rate on the date specified in such Section).

                  SECTION 5.04 Proceedings by Securityholders.

                  No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the

Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee security or indemnity satisfactory to the Trustee as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series.

                  Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (premium, if any) and interest, if any, on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  The Company, the Guarantor and the Trustee acknowledge that pursuant to each Declaration, the holders of Preferred Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action (as defined therein) with respect to any Event of Default under this Indenture. Notwithstanding any payments made to such holder of Preferred Securities by the Company or the Guarantor in connection with a Direct Action, the Company shall remain obligated to pay the principal of or interest on the Securities held by the Trust or the Institutional Trustee, and the Company or the Guarantor, as the case may be, shall be subrogated to the rights of the holder of such Preferred Securities relating to any payments on the Securities to the extent of any payments made by the Company or the Guarantor, as the case may be, to any such holder in any Direct Action.

                  SECTION 5.05 Proceedings by Trustee.

                  In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether

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for the specific enforcement of any covenant or agreement contained in this
Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  SECTION 5.06 Remedies Cumulative and Continuing.

                  Except as otherwise provided in the last paragraph of Section
2.08 with respect to the replacement or payment of mutilated, lost or stolen Securities, all powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such series, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

                  SECTION 5.07 Direction of Proceedings and Waiver of
                               Defaults by Majority of Securityholders.

                  The holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the Stated Maturity of any series of the Securities, or of all the Securities, as the case may be, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default, including any default established pursuant to Section 2.03 and its consequences, except a default (a) in the payment of principal of, premium, if any, or interest on any of the Securities, (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected, or (c) of the covenants contained in Section 3.06; provided, however, that if the Securities of such series are held by a Countrywide Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Countrywide Trust shall have consented to such waiver or modification to such waiver; provided, further, that if the consent of the holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities of the applicable Countrywide Trust shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Guarantor, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Upon any such waiver the Company, the Guarantor, the Trustee and the holders of the Securities of that series (or of all Securities, as the case may be) shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Event of Default shall for all purposes of the Securities of that series (or of all Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

                  The foregoing provisions shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such sections are hereby expressly excluded from this Indenture and the Securities, as permitted by the Trust Indenture Act.

                  SECTION 5.08 Notice of Defaults.

                  The Trustee shall, within 60 days after the occurrence of a default with respect to the Securities of any series, mail to all Securityholders of that series, as the names and addresses of such holders appear upon the Security Register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section
5.08 being hereby defined to be the events specified in clauses (a), (b), (c),
(d), (e) and (f) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 5.01(c), no such notice to Securityholders of such series shall be given until 60 days after the Trustee has notified the Company and the Guarantor of such occurrence.

                  SECTION 5.09 Undertaking to Pay Costs.

                  All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, of any series, holding in the aggregate more than 10% in principal amount of the Securities of that series outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Company on or after the same shall have become due and payable.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

                  SECTION 6.01 Duties and Responsibilities of Trustee.

                  With respect to the holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to Securities of that series and after the curing or waiving of all Events of Default which may have occurred, with respect to Securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing or waiving of all Events of Default with respect to that series which may have occurred:

                           (1) the duties and obligations of the Trustee with respect to Securities of a series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

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

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

                  SECTION 6.02 Reliance on Documents, Opinions, etc.

Except as otherwise provided in Section 6.01:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be;

                  (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (that has not been cured or waived) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in principal amount of the outstanding Securities of the series affected thereby; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to the Trustee against such expense or liability as a condition to so proceeding;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent), custodians, nominees or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care;

                  (h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the principal office of the Trustee, and such notice references the Securities and this Indenture;

                  (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

                  (j) the Trustee may request that the Company and the Guarantor deliver Officers' Certificates setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificates may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                  SECTION  6.03 No Responsibility for Recitals, etc.

                  The recitals contained herein and in the Securities (except in the Certificate of Authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company and the Guarantor, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company or the Guarantor of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

                  SECTION 6.04 Trustee, Authenticating Agent, Paying
                               Agents, Transfer Agents or Registrar May Own
                               Securities.

                  The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

                  SECTION 6.05 Moneys to be Held in Trust.

                  Subject to the provisions of Section 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company and the Guarantor.

                  SECTION 6.06 Compensation and Expenses of Trustee.

                  The Company and the Guarantor, jointly and severally, covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing among the Company, the Guarantor and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company and the Guarantor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ and any amounts paid by the Trustee to any Authenticating Agent pursuant to Section 6.14) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company and the Guarantor also covenant to indemnify each of the Trustee and any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, the Guarantor, a holder of Securities or any other Person) of liability in the premises. The obligations of the Company and the Guarantor under this Section 6.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder, and shall survive the resignation or removal of the Trustee and the termination of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d) or Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the resignation or removal of the Trustee and satisfaction and discharge of this Indenture.

                  SECTION 6.07 Officers' Certificate as Evidence.

                  Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

                  SECTION 6.08 Conflicting Interest of Trustee.

                  If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  SECTION 6.09 Eligibility of Trustee.

                  The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  The Company and the Guarantor may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company or the Guarantor, serve as Trustee.

                  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

                  SECTION 6.10 Resignation or Removal of Trustee.

                  (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and the Guarantor and by mailing notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company and the Guarantor shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b)      In case at any time any of the following shall occur:

                                    (1)      the Trustee shall fail to comply
                           with the provisions of Section 6.08 after written request therefor by the Company or the Guarantor or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

                                    (2)      the Trustee shall cease to be
                           eligible in accordance with the provisions of Section
                           6.09 and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Securityholder, or

                                    (3)      the Trustee shall become incapable
                           of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company or the Guarantor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and nominate a successor trustee with respect to the applicable series of Securities or all series, as the case may be, which shall be deemed appointed as successor trustee with respect to the applicable series unless within ten Business Days after such nomination the Company or the Guarantor objects thereto, in which case the Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as provided in subsection (a) of this Section 6.10, may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee with respect to such series.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

                  SECTION 6.11 Acceptance by Successor Trustee.

                  Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and the Guarantor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or the Guarantor or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company and the Guarantor shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

                  If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

                  No successor trustee shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Company and the Guarantor shall mail notice of the succession of such trustee hereunder to the holders of Securities of any applicable series at their addresses as they shall appear on the Security Register. If the Company and the Guarantor fail to mail such notice within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company and the Guarantor.

                  SECTION 6.12 Succession by Merger, etc.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the Certificate of Authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the Certificate of Authentication of any predecessor Trustee or authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  SECTION 6.13 Limitation on Rights of Trustee as a Creditor.

                  The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

                  SECTION 6.14 Authenticating Agents.

                  There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company and the Guarantor with power to act on its behalf and subject to its direction in the authentication and delivery of Securities of any series issued upon exchange or registration of transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series; provided that the Trustee shall have no liability to the Company or the Guarantor for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

                  Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

                  Any Authenticating Agent may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Securities by giving written notice of termination to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company and the Guarantor shall, promptly appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 6.14, shall give written notice of such appointment to the Company and the Guarantor and shall mail notice of such appointment to all holders of the applicable series of Securities as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

                  The Company and the Guarantor agree to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                  ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

                  SECTION 7.01 Action by Securityholders.

                  Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of
Article VIII hereof, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

                  If the Company or the Guarantor shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company or the Guarantor may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company or the Guarantor shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  SECTION 7.02 Proof of Execution by Securityholders.

                  Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

                  The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

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

                  SECTION 7.03 Who Are Deemed Absolute Owners.

                  Prior to due presentment for registration of transfer of any Security, the Company, the Guarantor, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Guarantor nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

                  SECTION 7.04 Securities Owned by Company or the Guarantor
                               Deemed Not Outstanding.

                  In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or the Guarantor or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantor or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which a Responsible Officer actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or the Guarantor or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantor or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

                  SECTION 7.05 Revocation of Consents; Future Holders Bound.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                  ARTICLE VIII

                            SECURITYHOLDERS' MEETINGS

                  SECTION 8.01 Purposes of Meetings.

                  A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this
Article VIII for any of the following purposes:

                  (a) to give any notice to the Company or to the Guarantor or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V hereof;

                  (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI hereof;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

                  SECTION 8.02 Call of Meetings by Trustee.

                  The Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the Securities Register for each series affected. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

                  SECTION 8.03 Call of Meetings by Company, Guarantor or
                               Securityholders.

                  In case at any time the Company or the Guarantor pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the

Company, the Guarantor or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

                  SECTION 8.04 Qualifications for Voting.

                  To be entitled to vote at any meeting of Securityholders a Person shall (a) be a holder of one or more Securities with respect to which the meeting is being held or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel and any representatives of the Guarantor and its counsel.

                  SECTION 8.05 Regulations.

                  Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, by the Guarantor or by Securityholders as provided in Section 8.03, in which case the Company, the Guarantor or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                  Subject to the provisions of Section 7.04, at any meeting each holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each principal amount of Securities in the minimum denomination specified pursuant to Section 2.03 held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                  SECTION 8.06 Voting.

                  The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their

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

verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01 Supplemental Indentures without Consent of
                               Securityholders.

                  The Company and the Guarantor, when authorized by resolutions of their respective Boards of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Company or the Guarantor, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company or the Guarantor, as the case may be, pursuant to Article X hereof;

                  (b) to add to the covenants of the Company or the Guarantor such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as such Boards of Directors and the Trustee shall consider to be for the protection of the holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

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

                  (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not adversely affect the interests of the holders of the Securities;

                  (e) to add to, delete from, or revise the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11;

                  (g) to make any change that does not adversely affect the rights of any Securityholder in any material respect as evidenced by an Opinion of Counsel delivered to the Trustee;

                  (h) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (i) to provide for the issuance of and establish the form and terms and conditions of the Debt Securities and the Guarantees of any series, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities.

                  The Trustee is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

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

                  Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company, the Guarantor and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

                  SECTION 9.02 Supplemental Indentures with Consent of
                               Securityholders.

                  With the consent (evidenced as provided in Section 7.01) of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as a class), and in the case of Securities issued to a Countrywide Trust, the holders of 66 2/3% in aggregate liquidation amount of the related Preferred Securities, the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each series so affected; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security affected thereby (and each Preferred Security, if applicable), (i) extend the Stated Maturity of any Security of any series, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such supplemental indenture; provided, further, that if the Securities of such series are held by a Countrywide Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of 66 2/3% in liquidation preference of Trust Securities of the applicable Trust shall have consented to such supplemental indenture; provided further, that if the consent of the holder of each outstanding Security is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the applicable Countrywide Trust shall have consented to such supplemental indenture.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture or the Securityholders of any other series.

                  Upon the request of the Company and the Guarantor accompanied by a copy of resolutions of their respective Boards of Directors certified by their respective Secretaries or Assistant Secretaries authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee may receive an Opinion of

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

Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

                  Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company and the Guarantor, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  SECTION 9.03 Compliance with Trust Indenture Act; Effect of
                               Supplemental Indentures.

                  Any supplemental indenture executed pursuant to the provisions of this Article IX shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantor and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.04 Notation on Securities.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article IX may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the respective Boards of Directors of the Company and the Guarantor, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company and the Guarantor, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities of any series then outstanding.

                  SECTION 9.05 Evidence of Compliance of Supplemental
                               Indenture to be Furnished Trustee.

                  The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive Officers' Certificates and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.

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

                                   ARTICLE X

                   CONSOLIDATION, MERGER, SALE AND CONVEYANCE

                  SECTION 10.01 Company May Consolidate, Etc., Only on
                                Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation or sell or convey all or substantially all of its assets to any corporation, unless:

                  (1) the corporation formed by such consolidation, if other than the Company, or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any state thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (4) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the Guarantor's obligations hereunder shall remain in full force and effect thereafter.

                  SECTION 10.02 Successor Corporation Substituted for
                                Company.

                  Upon any consolidation with or merger into any other corporation, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities.

                  SECTION 10.03 Guarantor May Consolidate, Etc., Only on
                                Certain Terms.

                  The Guarantor shall not consolidate with or merge into any other corporation or sell or convey all or substantially all of its assets to any corporation, unless:

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

                  (1) the corporation formed by such consolidation, if other than the Guarantor, or into which the Guarantor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any state thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the Guarantees endorsed on the Debt Securities and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                  (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  SECTION 10.04 Successor Corporation Substituted for
                                Guarantor.

                  Upon any consolidation with or merger into any other corporation, or any conveyance or transfer of the properties and assets of the Guarantor substantially as an entirety in accordance with Section 10.03, the successor corporation formed by such consolidation or into which the Guarantor is merged or the successor Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor had been named as the Guarantor herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Guarantees.

                                   ARTICLE XI

                     SATISFACTION AND DISCHARGE OF INDENTURE

                  SECTION 11.01 Discharge of Indenture.

                  When (a) the Company and the Guarantor shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and not theretofore cancelled, or (b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company or the Guarantor shall deposit with the Trustee, in trust, funds sufficient to pay at the Stated Maturity or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such Stated Maturity or redemption

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date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, and premium, if any, or interest on the Securities
(1) theretofore repaid to the Company or the Guarantor in accordance with the provisions of Section 11.04, or (2) paid to any state or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company or the Guarantor shall also pay or cause to be paid all other sums payable hereunder by the Company or the Guarantor, then this Indenture shall cease to be of further effect, except that the provisions of Sections 2.05, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.10 and 11.04 hereof shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.06 and
11.04 shall survive, and the Trustee, on demand of the Company and the Guarantor accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company and the Guarantor, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company and the Guarantor, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

                  SECTION 11.02 Deposited Moneys and U.S. Government
                                Obligations to be Held in Trust by Trustee.

                  Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections
11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

                  SECTION 11.03 Paying Agent to Repay Moneys Held.

                  Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company or the Guarantor, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                  SECTION 11.04 Return of Unclaimed Moneys.

                  Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of, and premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company or the Guarantor by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company or the Guarantor for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

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         SECTION 11.05 Defeasance Upon Deposit of Moneys or U.S. Government
                       Obligations.

                  (a) The Company and the Guarantor shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to any series of Securities upon satisfaction of the applicable conditions set forth below with respect to any series of Securities:

                  (1) The Company or the Guarantor shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (A) money in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination of (A) and (B), sufficient, in the opinion (with respect to (B) and (C)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, and interest and premium, if any, on, the outstanding Securities of such series on the dates such installments of principal, interest or premium are due;

                  (2) if the Securities of such series are then listed on any national securities exchange, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.05 would not cause such Securities to be delisted from such exchange;

                  (3) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

                  (4) the Company or the Guarantor, as the case may be, shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being Discharged, such opinion shall be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

                  (b) "Discharged" means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company and the Guarantor,

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shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on such Securities when such payments are due; (B) the Company's and the Guarantor's obligations with respect to such Securities under Sections 2.07, 2.08, 5.03 and 11.04; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                  (c) "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this section, the following conditions shall apply:

                  (1) The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

                  (2) The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.05.

                                  ARTICLE XII

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

                  SECTION 12.01 Indenture and Securities Solely Corporate
                                Obligations.

                  No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debt Security or any Guarantee, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor corporation of the Company or the Guarantor, either directly or through the Company or the Guarantor or any successor corporation of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company or the Guarantor, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or the Guarantor or of any successor corporation of the Company or the Guarantor, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Debt Securities or any Guarantee or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Debt Securities or any Guarantee or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

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                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  SECTION 13.01 Successors.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by the Company or the Guarantor shall bind its successors and assigns whether so expressed or not.

                  SECTION 13.02 Official Acts by Successor Corporation.

                  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company or the Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company or the Guarantor, as the case may be.

                  SECTION 13.03 Surrender of Company Powers.

                  The Company or the Guarantor by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company or the Guarantor as the case may be, and thereupon such power so surrendered shall terminate as to the Company or the Guarantor, as the case may be, and as to any successor corporation.

                  SECTION  13.04 Addresses for Notices, etc.

                  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company or the Guarantor may be given or served by being deposited postage prepaid by first class mail in a post office letter box addressed (until another address is filed by the Company or the Guarantor, as the case may be, with the Trustee for the purpose) to the Company or the Guarantor, as the case may be, 4500 Park Granada, Calabasas, California 91302,
Attention: General Counsel. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, addressed to the Trustee, 101 Barclay Street, 8 West, New York, New York 10286, Attention: Corporate Trust Administration.

                  SECTION 13.05 Governing Law.

                  This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to conflicts of laws principles.

                  SECTION 13.06 Evidence of Compliance with Conditions
                                Precedent.

                  Upon any application or demand by the Company or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that in the opinion

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

of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  SECTION 13.07 Legal Holidays.

                  Unless otherwise provided with respect to the Securities of a series pursuant to Section 2.03 hereof, in any case where an Interest Payment Date or the Stated Maturity of the Securities will fall on a legal holiday or a day on which banking institutions are authorized by law to close, the payment of such interest on or principal of the Securities need not be made on such date but may be made on the next succeeding day not a legal holiday or a day on which banking institutions are authorized by law to close, with the same force and effect as if made on the Interest Payment Date or the Stated Maturity, as the case may be, and no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity; provided however, if such next succeeding day is in the next calendar year, payment of interest on or principal of the Securities will be made on the preceding day that is not a legal holiday or a day on which banking institutions are authorized by law to close.

                  SECTION 13.08 Trust Indenture Act to Control.

                  (a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act, such required provision shall control.

                  (b) Notwithstanding the foregoing, any provisions contained in this Indenture as to directions and waivers by Securityholders or impairment of Securityholders' rights to payment shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such sections are hereby expressly excluded from this Indenture and the Securities, as permitted by the Trust Indenture Act.

                  SECTION 13.09 Table of Contents, Headings, etc.

                  The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

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                  SECTION 13.10 Execution in Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.11 Separability.

                  In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  SECTION 13.12 Assignment.

                  The Company and the Guarantor will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company or the Guarantor, as the case may be, will remain liable for all their respective obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto.

                  SECTION 13.13 Acknowledgment of Rights.

                  The Company and the Guarantor acknowledge that, with respect to any Securities held by a Countrywide Trust or a trustee of such Trust, if the Institutional Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the series of Securities held as the assets of such Countrywide Trust, after a holder of Preferred Securities has made a written request, any holder of Preferred Securities may institute legal proceedings directly against the Company or the Guarantor to enforce such Institutional Trustee's rights under this Indenture without first instituting any legal proceedings against such Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company or the Guarantor to pay interest or principal on the applicable series of Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), the Company and the Guarantor acknowledge that a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the applicable series of Securities.

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                                  ARTICLE XIV

                     REDEMPTION OF SECURITIES--MANDATORY AND
                              OPTIONAL SINKING FUND

                  SECTION 14.01 Applicability of Article.

                  The provisions of this Article shall be applicable to the Debt Securities of any series which are redeemable before their Stated Maturity or to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 2.03 for Debt Securities of such series.

                  SECTION 14.02 Notice of Redemption; Selection of Debt
                                Securities.

                  In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Debt Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debt Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

                  Each such notice of redemption shall identify the Debt Securities to be redeemed (including CUSIP numbers), specify the date fixed for redemption, the redemption price at which Debt Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debt Securities of such series are to be redeemed the notice of redemption shall specify the numbers of the Debt Securities of that series to be redeemed. In case any Debt Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of that series in principal amount equal to the unredeemed portion thereof and having endorsed thereon a duly executed Guarantee will be issued.

                  Prior to 10:00 a.m. New York City time on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Debt Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

                  If the Debt Securities of a series are to be redeemed, the Company will give the Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Debt Securities of that series to be redeemed and, in the case of a partial redemption,

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the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debt Securities of that series or portions thereof (in integral multiples equal to the minimum denomination specified for the Securities of such series pursuant to Section 2.03 hereof) to be redeemed.

                  SECTION 14.03 Payment of Securities Called for Redemption.

                  If notice of redemption has been given as provided in Section
14.02 or Section 14.04, the Debt Securities or portions of Debt Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debt Securities at the redemption price, together with interest accrued to said date) interest on the Debt Securities or portions of Debt Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities at a place of payment specified in said notice, the said Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

                  Upon presentation of any Debt Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Debt Security or Debt Securities of such series of authorized denominations, in principal amount equal to the unredeemed portion of the Debt Security so presented and having endorsed thereon a duly executed Guarantee.

                  SECTION 14.04 Mandatory and Optional Sinking Fund.

                  The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment". The last date on which any such payment may be made is herein referred to as a "sinking fund payment date".

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Debt Securities of that series theretofore purchased by the Company and (b) may apply as a credit Debt Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of optional sinking fund payments pursuant to the next succeeding paragraph, in each case in satisfaction of all or any part of any mandatory sinking fund payment, provided that such Debt Securities have not been previously so credited. Each such Debt Security so delivered or applied as a credit shall be credited at the sinking fund redemption price for such Debt Securities and the amount of any mandatory sinking fund shall be reduced accordingly. If the Company intends so to deliver or credit such Debt Securities with respect to any mandatory sinking fund payment it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series (a) a certificate signed by the Treasurer or an Assistant Treasurer of the Company specifying the portion of such sinking fund payment, if any, to be satisfied by payment of cash and the portion of such sinking fund payment, if any, which is to be satisfied by delivering and crediting such Debt Securities and (b) any Debt Securities to be so delivered. All Debt Securities

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

so delivered to the Trustee shall be cancelled by the Trustee and no Debt Securities shall be authenticated in lieu thereof. If the Company fails to deliver such certificate and Debt Securities at or before the time provided above, the Company shall not be permitted to satisfy any portion of such mandatory sinking fund payment by delivery or credit of Debt Securities.

                  At its option the Company may pay into the sinking fund for the retirement of Debt Securities of any particular series, on or before each sinking fund payment date for such series, any additional sum in cash as specified by the terms of such series of Debt Securities. If the Company intends to exercise its right to make any such optional sinking fund payment, it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series a certificate signed by the Treasurer or an Assistant Treasurer of the Company stating that the Company intends to exercise such optional right and specifying the amount which the Company intends to pay on such sinking fund payment date. If the Company fails to deliver such certificate at or before the time provided above, the Company shall not be permitted to make any optional sinking fund payment with respect to such sinking fund payment date. To the extent that such right is not exercised in any year it shall not be cumulative or carried forward to any subsequent year.

                  If the sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Debt Securities of any particular series, it shall be applied by the Trustee or one or more paying agents on the next succeeding sinking fund payment date to the redemption of Debt Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. The Trustee shall select, in the manner provided in Section 14.02, for redemption on such sinking fund payment date a sufficient principal amount of Debt Securities of such series to absorb said cash, as nearly as may be, and the Trustee shall, at the expense and in the name of the Company, thereupon cause notice of redemption of Debt Securities of such series to be given in substantially the manner and with the effect provided in Sections 14.02 and 14.03 for the redemption of Debt Securities of that series in part at the option of the Company, except that the notice of redemption shall also state that the Debt Securities of such series are being redeemed for the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee or any paying agent to the redemption of Debt Securities of that series shall be added to the next cash sinking fund payment received by the Trustee or such paying agent and, together with such payment, shall be applied in accordance with the provisions of this Section 14.04. Any and all sinking fund moneys held by the Trustee or any paying agent at the Stated Maturity of the Debt Securities of any particular series, and not held for the payment or redemption of particular Debt Securities of such series, shall be applied by the Trustee or such paying agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Debt Securities of that series at Stated Maturity.

                  On or before each sinking fund payment date, the Company shall pay to the Trustee or to one or more paying agents in cash a sum equal to all interest accrued to the date fixed for redemption on Debt Securities to be redeemed on the next following sinking fund payment date pursuant to this Section.

                  Neither the Trustee nor any paying agent shall redeem any Debt Securities of a series with sinking fund moneys, and the Trustee shall not mail any notice of redemption of Debt Securities for such series by operation of the sinking fund, during the continuance of a default in

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payment of interest on such Debt Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee or any paying agent shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee or such paying agent for that purpose in accordance with the terms of this Article XIV. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all such Debt Securities; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next succeeding sinking fund payment date on which such moneys may be applied pursuant to the provisions of this Section 14.04.

                                   ARTICLE XV

                           SUBORDINATION OF SECURITIES

                  SECTION 15.01 Agreement to Subordinate.

                  The Company and the Guarantor covenant and agree, and each holder of Securities issued hereunder and under any supplemental indenture or by any resolutions by the Boards of Directors of the Company and the Guarantor ("Additional Provisions") by such Securityholder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article XV; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                  The payment by the Company of the principal of, premium, if any, and interest on all Debt Securities and the payment by the Guarantor of any obligation due under any Guarantees issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company or the Guarantor, as the case may be, and rank pari passu and equivalent to creditor obligations of those holding general unsecured claims not entitled to statutory priority under the United States Bankruptcy Code or otherwise, in each case whether outstanding at the date of this Indenture or thereafter incurred.

                  No provision of this Article XV shall prevent the occurrence of any default or Event of Default hereunder.

                  SECTION 15.02 Default on Senior Indebtedness.

                  No payment may be made of the principal of, premium, if any, or interest on the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities, at any time when (i) there is a default in the payment of the principal of, premium, if any, interest on or otherwise in respect of any Senior Indebtedness, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, or (ii) any event of default with respect to any Senior Indebtedness has occurred and is continuing, or would occur as a result of such payment on the Securities or any redemption, retirement, purchase or other acquisition of any of

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the Securities, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 15.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

                  SECTION 15.03 Liquidation; Dissolution; Bankruptcy.

                  Upon any payment by the Company or the Guarantor or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company or the Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all of the principal of, and interest on, all Senior Indebtedness of the Company or the Guarantor, as the case may be, shall first be paid in full, or payment thereof provided for in money in accordance with their terms, before any payment is made by the Company or the Guarantor, as the case may be, on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company or the Guarantor, or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company or the Guarantor, as the case may be, except under the provisions of this Article XV, shall be paid by the Company or the Guarantor, as the case may be, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company or the Guarantor, as the case may be (pro rata to such holders on the basis of the amounts of Senior Indebtedness held by such holders, as calculated by the Company or the Guarantor, as the case may be) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company or the Guarantor is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have

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been issued, and their respective interests may appear, as calculated by the
Company or the Guarantor, for application to the payment of all Senior Indebtedness of the Company or the Guarantor, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

                  For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company or the Guarantor as reorganized or readjusted, or securities of the Company or the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Securities to the payment of all Senior Indebtedness of the Company or the Guarantor, as the case may be, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company or the Guarantor with, or the merger of the Company or the Guarantor into, another corporation or the liquidation or dissolution of the Company or the Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in
Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article X of this Indenture. Nothing in Section 15.02 or in this Section 15.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06 of this Indenture.

                  SECTION 15.04 Subrogation.

                  Subject to the payment in full of all claims of all Senior Indebtedness of the Company or the Guarantor, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company or the Guarantor, as the case may be, applicable to such Senior Indebtedness until all amounts owing on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except under the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between (i) the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Securities, or (ii) the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the holders of the Securities, be deemed to be a payment by the Company or the Guarantor, as the case may be, to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

                  Nothing contained in this Article XV or elsewhere in this Indenture, any Additional Provisions or in the Securities is intended to or shall impair, as between (i) the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Securities, or
(ii) the Guarantor, its creditors other than the holders of Senior

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Indebtedness of the Guarantor, and the holders of the Securities, the obligation of the Company or the Guarantor, as the case may be, which is absolute and unconditional, to pay to the holders of the Securities the principal of, premium, if any, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company or the Guarantor, as the case may be, other than the holders of Senior Indebtedness of the Company or the Guarantor, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article
XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company or the Guarantor, as the case may be, received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company or the Guarantor referred to in this Article XV, the Trustee, subject to the provisions of Article VI of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company or the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

                  SECTION 15.05 Trustee to Effectuate Subordination.

                  Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

                  SECTION 15.06 Notice by the Company and the Guarantor.

                  The Company or the Guarantor shall give prompt written notice to a Responsible Officer of any fact known to the Company or the Guarantor that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV, unless and until a Responsible Officer shall have received written notice thereof from the Company or the Guarantor or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 15.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary

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

notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

                  The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company or the Guarantor, as the case may be (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 15.07 Rights of the Trustee; Holders of Senior
                                Indebtedness.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness of the Company or the Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this
Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company, the Guarantor or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

                  Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

                  SECTION 15.08 Subordination May Not Be Impaired.

                  No right of any present or future holder of any Senior Indebtedness of the Company or the Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor, as the case may be, or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company or the Guarantor, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

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

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company or the Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following:
(i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding;
(ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and
(iv) exercise or refrain from exercising any rights against the Company or the Guarantor, as the case may be, and any other Person.

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

                  This instrument maybe executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                    COUNTRYWIDE FINANCIAL CORPORATION

                                    By__________________________________________
                                    Name:
                                    Title:

                                    COUNTRYWIDE HOME LOANS, INC.

                                    By__________________________________________
                                    Name:
                                    Title:

                                    THE BANK OF NEW YORK, as Trustee

                                    By__________________________________________
                                    Name:
                                    Title:

                                                                       Exhibit A

                     Form of election to receive payments in
                     U.S. Dollars or to rescind such election

The undersigned, registered owner of certificate number - _______________ (the "Certificate"), representing [name of series of Debt Securities] (the "Debt Securities") in an aggregate principal amount of _______________, hereby

         [ ] elects to receive all payments in respect of the Debt Securities in U.S. Dollars. Subject to the terms and conditions set forth in the indenture under which the Debt Securities were issued (the "Indenture"), this election shall take effect on the next record date after this election form is received by the Trustee and shall remain in effect until it is rescinded by the undersigned or until the Certificate is transferred or paid in full at Stated Maturity.

         [ ] rescinds the election previously submitted by the undersigned to receive all payments in respect of the Debt Securities in U.S. Dollars represented by the Certificate. Subject to the terms and conditions set forth in the Indenture, this rescission shall take effect on the next record date after this election form is received by the Trustee, or, in the case of Stated Maturity of an installment of principal, the fifteenth day immediately preceding such Stated Maturity.

The undersigned acknowledges that, except as provided in the Indenture, any costs incurred by or on behalf of the Company in connection with the conversion of foreign currency into U.S. Dollars shall be borne by the undersigned through deduction from payments required to be made to the undersigned pursuant to the terms of the Indenture.

All capitalized terms used herein, unless otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                                    ____________________________________________
                                    (Name of Owner)

                                    ____________________________________________
                                    (Signature of owner)

                                     Ex. A-1